UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported): March 6, 2007
INX Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-31949	76-0515249
(State of Incorporation)	Commission file number	(I.R.S. Employer Identification No.)
6401 Southwest Freeway
Houston, Texas 77074
(Address of Registrant’s principal executive offices)
(713) 795-2000
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits
EXHIBIT INDEX
Press Release
PowerPoint Presentation

Item 2.02 Results of Operations and Financial Condition
On March 6, 2007, INX Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2006. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On March 6, 2007, the registrant issued a press release announcing its financial results for the quarter and year ended December 31, 2006. The press release is furnished as Exhibit 99.1 to this Current Report and is hereby incorporated by reference in this Item 7.01. An investor conference call will be held by the Company on March 6, 2007, starting at 4:30 p.m. Eastern Standard Time to discuss the results and the Company’s outlook for the future, as well as provide an opportunity to answer investors’ questions in a public format. James Long, Chairman and Chief Executive Officer; Mark Hilz, President and Chief Operating Officer; and Brian Fontana, Chief Financial Officer, will be on the call to discuss the quarter’s results and answer investors’ questions.
To access the conference call within the U.S., dial 800-895-1715. For international/toll access, dial 785-424-1059. The conference call will begin promptly at the scheduled time. Investors wishing to participate should call the telephone number at least five minutes prior to that time. A PowerPoint presentation related to the information that will be presented on the call will be available for viewing from the Company’s web site at www.INXI.com/Presentations/4Q06call. Following the call, the above link will provide investors with the ability to access the presentation as well as a transcript of the prepared comments in PDF file format. The PowerPoint presentation is furnished as Exhibit 99.2 to this Current Report and is hereby incorporated by reference in this Item 7.01.
The information being furnished in this report (including Exhibits 99.1 and 99.2) are furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any other filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit Number	Description

99.1	Press Release, dated March 6, 2007.

99.2	PowerPoint Presentation
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2007	INX Inc.
	By:	/s/ Brian Fontana
Brian Fontana
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 6, 2007.

99.2	PowerPoint Presentation